Exhibit 10.43

SECURITY AGREEMENT

SECURITY AGREEMENT dated as of March 18, 2004 (together with all amendments, if any, from time to time, this “Security Agreement”), among RESORTS REAL ESTATE HOLDINGS, INC., a New Jersey corporation (together with its successors and assigns, “Purchaser” or a “Grantor”), COLONY RIH HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, “Holdings” or a “Grantor” and, together with Purchaser, “Grantors”), and KERZNER INTERNATIONAL NORTH AMERICA, INC., a Delaware corporation (together with any Holder as defined in the Secured Promissory Note, “Lender”).

W I T N E S S T H:

WHEREAS, pursuant to that certain Master Agreement dated as of the date hereof, among Lender, Holdings, Resorts International Hotel and Casino, Inc., Purchaser, Resorts International Hotel, Inc. and New Pier Operating Company, Inc. (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Master Agreement”), Lender has entered into the Purchase Agreement in respect of the sale by Lender to Purchaser of the Premises on the date hereof;

WHEREAS, Lender has agreed to sell the Premises pursuant to the Purchase Agreement in consideration of, among other things, the execution and delivery by Purchaser to Lender of the Secured Promissory Note; and

WHEREAS, in order to induce Lender to enter into the Master Agreement, the Purchase Agreement and other Transaction Documents, and to induce Lender to accept the Secured Promissory Note as payment for the Premises, Purchaser has agreed to grant continuing Liens on the Purchaser Collateral (as hereinafter defined) and Holdings has agreed to grant continuing Liens on the Holdings Collateral (as hereinafter defined) to secure all the Secured Obligations (as hereinafter defined).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1. DEFINED TERMS.

(a) All capitalized terms used but not otherwise defined herein (including in the recitals hereof) have the meanings given to them in the Master Agreement or in Annex I thereto. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code (as hereinafter defined) to the extent the same are used or defined therein.

(b) As used herein:

“Accounts” means all “accounts”, as such term is defined in the Code, now owned or hereafter acquired by a Grantor, including (i) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments), including any such obligations that may be characterized as an account or contract right under the Code, (ii) all of such Grantor’s rights in, to and under all purchase orders or receipts for goods or services, (iii) all of such Grantor’s rights to any goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (iv) all rights to payment due to such Grantor for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Grantor or in connection with any other transaction (whether or not yet earned by performance on the part of Grantor), and (v) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

“Account Debtor” means any Person who may become obligated to a Grantor under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

“Chattel Paper” means any “chattel paper”, as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by a Grantor.

“Code” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, however, that to the extent that the Code is used to define any term herein or in any Transaction Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, however, that if, by reason of mandatory provisions of law, any of or all the attachment, perfection or priority of, or remedies with respect to, Lender’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect from time to time in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“Deposit Accounts” means all “deposit accounts”, as such term is defined in the Code, now or hereafter held in the name of a Grantor.

“Equipment” means all “equipment”, as such term is defined in the Code, now owned or hereafter acquired by a Grantor, wherever located and, in any event, including all such Grantor’s machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

“Fixtures” means all “fixtures”, as such term is defined in the Code, now owned or hereafter acquired by a Grantor.

“General Intangibles” means all “general intangibles”, as such term is defined in the Code, now owned or hereafter acquired by a Grantor, including all right, title and interest that such Grantor may now or hereafter have in or under any Contract, all payment intangibles, customer lists, licenses, copyrights, trademarks, patents, and all applications therefor and reissues, extensions or renewals thereof, rights in intellectual property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, know-how, software, data bases, data, skill, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any trademark or trademark license), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor.

“Goods” means all “goods”, as such term is defined in the Code, now owned or hereafter acquired by a Grantor, wherever located, including embedded software to the extent included in “goods” as defined in the Code, and manufactured homes.

“including”, “include” and “includes” shall be construed as if followed by the phrase “without limitation”.

“Instruments” means all “instruments”, as such term is defined in the Code, now owned or hereafter acquired by a Grantor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

“Letter of Credit Rights” means “letter of credit rights”, as such term is defined in the Code, now owned or hereafter acquired by a Grantor, including rights to payment or performance under a letter of credit, whether or not such Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

“Proceeds” means “proceeds”, as such term is defined in the Code, including (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to a Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to a Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (iii) any claim of a Grantor against third parties (A) for past, present or future infringement of any patent or patent license, or (B) for past, present or future infringement or dilution of any copyright, copyright license, trademark or trademark license, or for injury to the goodwill associated with any trademark or trademark license, (iv) any recoveries by a Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (v) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged stock, and (vi) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

“Restricted Payments” has the meaning given to it in Section 4.07 of the Indenture on the date hereof.

“Secured Obligations” means all the Obligations as defined in the Master Agreement, including, as applicable, each Guarantor’s Obligations arising under its Guarantee.

“Software” means all “software”, as such term is defined in the Code, now owned or hereafter acquired by a Grantor, other than software embedded in any category of goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Supporting Obligations” means all “supporting obligations”, as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments or Investment Property.

“Termination Date” means the date on which all the Obligations shall have been fully and indefeasibly paid in cash and performed.

“Uniform Commercial Code Jurisdiction” means any jurisdiction that had adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

2. GRANTS OF LIENS.

(a) To secure the prompt and complete payment, performance and observance of all the Secured Obligations, Purchaser hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, a Lien upon all its right, title and interest in, to and under all personal property and other assets whether now owned by or owing to, or hereafter acquired by or arising in favor of Purchaser (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Purchaser, and regardless of where located (all of which being hereinafter collectively referred to as the “Purchaser Collateral”), including:

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Contracts;

(iv) all Documents;

(v) all General Intangibles (including payment intangibles and Software);

(vi) all Goods (including Inventory, Equipment and Fixtures);

(vii) all Instruments;

(viii) all Investment Property;

(ix) all Deposit Accounts of Purchaser, including all blocked accounts, concentration accounts, depository accounts, disbursement accounts and all other deposit and other bank accounts, and all deposits therein;

(x) all money, cash or cash equivalents of Purchaser;

(xi) all Supporting Obligations and Letter of Credit Rights of Purchaser; and

(xii) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

(b) To secure the prompt and complete payment, performance and observance of all the Secured Obligations, Holdings hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, a Lien upon all of its right, title and interest in, to and under any and all Restricted Payments other than Restricted Payments made pursuant to Sections 4.07(b)(8), 4.07(b)(9) or 4.07(b)(11) of the Indenture. Proceeds and products of the foregoing, and all money, cash or cash equivalents or other property of Holdings constituting, or arising from or out of, Restricted Payments, (all of which being hereinafter collectively referred to as the “Holdings Collateral” and, together with the Purchaser Collateral, the “Collateral”).

(c) In addition, to secure the prompt and complete payment, performance and observance of the Secured Obligations and in order to induce Lender as aforesaid, each Grantor hereby grants to Lender, a right of setoff against the property of such Grantor held by Lender, consisting of property described above in Section 2(a) or Section 2(b), as the case may be, now or hereafter in the possession or custody of or in transit to Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

3. LENDER’S RIGHTS: LIMITATIONS ON LENDER’S OBLIGATIONS.

(a) Grantors Retain Liability Under Contracts and Licenses. It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Lender shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Lender of any payment relating to any Contract or License pursuant hereto. Lender shall not be required or obligated in any manner to perform or fulfill any of the obligations of such Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b) Certain Notifications.

(i) Lender may at any time after an Event of Default has occurred and is continuing, without prior notice to Purchaser, notify Account

Debtors and other Persons obligated on the Collateral that Lender has a security interest therein, and that payments shall be made directly to Lender. Upon the request of Lender after the occurrence and during the continuance of an Event of Default, each Grantor shall so notify Account Debtors and other Persons obligated on the Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, each Grantor shall not give any contrary instructions to such Account Debtor or other Person without Lender’s prior written consent.

(ii) Lender may, at any time after an Event of Default has occurred and is continuing, notify Account Debtors and other Persons obligated on the Holdings Collateral that Lender has a security interest therein, and that payments shall be made directly to Lender. Holdings shall not give any contrary instructions to such Account Debtor or other Person without Lender’s prior written consent.

(c) Lender Right to Communicate Directly. Lender may, at any time after a Default or Event of Default shall have occurred and be continuing, in Lender’s own name, in the name of a nominee of Lender or in the name of a Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper and/or payment intangibles in respect of the Collateral pledged by such Grantor hereunder to verify with such Persons, to Lender’s satisfaction, the existence, amount, terms of, and any other matter relating to, any such Accounts, Contracts, Instruments or Chattel Paper and/or payment intangibles.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Grantor represents, warrants and covenants as follows:

(a) Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens.

(b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by Grantor in favor of Lender pursuant to this Security Agreement or the other Transaction Documents.

(c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, perfected, first-priority Liens in favor of Lender on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Liens are prior to all other Liens, and are enforceable as such as against any and all creditors of and purchasers from either Grantor. All action by each Grantor necessary or desirable to protect and perfect such Liens on each item of the Collateral has been duly taken.

(d) Purchaser has no interest in any Instruments, Letter of Credit Rights or Chattel Paper.

(e) Each Grantor’s name as it appears in official filings in the state of its incorporation or other organization, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor’s state of incorporation or organization or a statement that no such number has been issued, such Grantor’s state of organization or incorporation, the location of such Grantor’s chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule II hereto. Each Grantor has only one state of incorporation or organization.

(f) Purchaser has no interest in, or title to, any Inventory.

(g) Purchaser has no interest in, or title to, any patent, trademark or copyright.

(h) Purchaser has no interest in, or title to, any motor vehicles.

5. ADDITIONAL COVENANTS. Each Grantor covenants and agrees with Lender, from and after the date of this Security Agreement and until the Termination Date, as follows:

(a) Further Assurances: Pledge of Instruments; Chattel Paper.

(i) Purchaser shall not acquire any interest in any Instruments, Letter of Credit Rights or Chattel Paper at any time or times hereafter without Lender’s prior written consent.

(ii) Purchaser shall not acquire any interest in any Inventory at any time or times hereafter without Lender’s prior written consent.

(iii) Purchaser shall not acquire any interest in any patent, trademark or copyright at any time or times hereafter without Lender’s prior written consent.

(iv) Purchaser shall not acquire any interest in any motor vehicles at any time or times hereafter without Lender’s prior written consent.

(v) At any time and from time to time, upon the written request of Lender to such Grantor and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lender of any License or Contract held by the Purchaser constituting Collateral and to enforce the security interests granted hereunder; and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Transaction Document as to those jurisdictions that are not Uniform Commercial Code Jurisdictions.

(vi) Such Grantor shall deliver to Lender all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Grantor receives the same.

(vii) Purchaser shall obtain waivers or subordinations of Liens from landlords and mortgagees (other than KINA or any other holder of a Note), and shall in all instances obtain signed acknowledgements of Lender’s Liens from bailees having possession of Purchaser’s Goods that they hold for the benefit of Lender, in each case on terms satisfactory to Lender in its sole discretion.

(viii) Such Grantor shall obtain authenticated control letters, on terms satisfactory to Lender in its sole discretion, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities constituting Collateral to or for such Grantor.

(ix) Such Grantor shall obtain a control or similar agreement, on terms satisfactory to Lender in its sole discretion, with each bank or financial institution holding a Deposit Account included in or containing any Collateral for Grantor.

(x) If Purchaser is or becomes the beneficiary of a letter of credit, it shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify Lender thereof and enter into a tri-party agreement with Lender and the issuer and/or confirmation bank with respect to Letter of Credit Rights assigning such Letter of Credit Rights to Lender and directing all payments thereunder to an account controlled by Lender as designated by Lender, all on terms satisfactory to Lender in its sole discretion.

(xi) Purchaser shall take all steps necessary to grant the Lender control of all electronic chattel paper in accordance with the Code and all

“transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

(xii) Such Grantor hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code Jurisdiction any initial financing statements and amendments thereto that: (A) indicate the Purchaser Collateral or Holdings Collateral, as the case may be, (1) as all assets of Purchaser or the Restricted Payments payable to Holdings by any Resorts Group Company, subject to certain exceptions as set forth in this Security Agreement, as the case may be, or words of similar effect, regardless of whether any particular asset comprised in such Collateral falls within the scope of Article 9 of the Code of such jurisdiction, or (2) as being of an equal or lesser scope or with greater detail; and (B) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (1) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (2) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor agrees to furnish any such information to the Lender promptly upon request. Such Grantor also ratifies its authorization for the Lender to have filed in any Uniform Commercial Code Jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(xiii) Purchaser shall promptly, and in any event within ten (10) Business Days after the same is acquired by it, notify Lender of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented by Lender, Purchaser shall enter into a supplement to this Security Agreement, granting to Lender a Lien in such commercial tort claim.

(b) Maintenance of Records. Such Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of its Collateral, including a record of any and all payments received and any and all credits granted with respect to such Collateral and all other dealings with such Collateral. If such Grantor retains possession of any Chattel Paper or Instruments included in such Collateral with Lender’s consent, such Chattel Paper and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Kerzner International North America, Inc., as Lender.”

(c) Covenants Regarding Patent, Trademark and Copyright Collateral. In no event shall Purchaser, either itself or through any employee, licensee or designee, file an application for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without the prior written consent of Lender, and, upon request of

Lender, Purchaser shall execute and deliver such agreements, documents and instruments as Lender may request to evidence Lender’s Lien on such patent, trademark or copyright, and the General Intangibles of Purchaser relating thereto or represented thereby.

(d) Indemnification. In any suit, proceeding or action brought by Lender relating to any part of Purchaser Collateral or Holdings Collateral, as the case may be, for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, such Grantor will save, indemnify and keep Lender harmless from and against all expense (including reasonable attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on such Collateral, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction.

(e) Compliance with Terms of Accounts, etc. In all material respects, such Grantor will perform and comply with all obligations in respect of Purchaser Collateral or Holdings Collateral, as the case may be, and all other agreements to which it is a party or by which it is bound relating to such Collateral.

(f) Limitation on Liens on Collateral. Such Grantor will not create, permit or suffer to exist, and such Grantor will defend the Collateral, against, and take such other action as is necessary to remove, any Lien on such Collateral except the Liens granted hereby, and will defend the right, title and interest of Lender in and to any of such Grantor’s rights under such Collateral against the claims and demands of all Persons whomsoever.

(g) Limitations on Disposition. Such Grantor will not sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so.

(h) Further Identification of Collateral. Such Grantor will, if so requested by Lender, furnish to Lender, as often as Lender requests, statements and schedules further identifying and describing the Collateral, and such other reports in connection with such Collateral as Lender may reasonably request, all in such detail as Lender may specify.

(i) Notices. Such Grantor will advise Lender promptly, in reasonable detail, (i) of any Lien (other than the Liens granted hereby) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of such Collateral or on the Liens created hereunder or under any other Transaction Document.

(j) Intentionally Omitted.

(k) No Reincorporation. Purchaser shall not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Lender.

(l) Terminations; Amendments Not Authorized. Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement with respect to the Collateral without the prior written consent of Lender and agrees that it will not do so without the prior written consent of Lender, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

6. LENDER’S APPOINTMENT AS ATTORNEY-IN-FACT.

On the Closing Date, each Grantor shall execute and deliver to Lender a power of attorney (each, a “Power of Attorney” and, together, the “Powers of Attorney”), substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to each Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Lender under the Powers of Attorney are solely to protect Lender’s interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender agrees that (a) except for the powers granted in clause (h) of the Powers of Attorney, it shall not exercise any power or authority granted under the Powers of Attorney unless an Event of Default has occurred and is continuing, and (b) Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of Collateral pursuant to either Power of Attorney provided that Lender shall have no duty as to any Collateral, and Lender shall be accountable only for amounts that it actually receive as a result of the exercise of such powers. NONE OF LENDER OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES SHALL BE RESPONSIBLE TO EITHER GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

7. REMEDIES: RIGHTS UPON DEFAULT.

(a) In addition to all other rights and remedies granted to it under this Security Agreement, the Master Agreement, the other Transaction Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, if any Event of Default shall have occurred and be continuing, Lender may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Lender’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Lender, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption such Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Lender shall have the right to conduct such sales on such Grantor’s premises or elsewhere and shall have the right to use such Grantor’s premises without charge for such time or times as Lender deems necessary or advisable.

If any Event of Default shall have occurred and be continued, each Grantor further agrees, at Lender’s request, to assemble the Collateral and make it available to Lender at a place or places designated by Lender which are reasonably convenient to Lender and such Grantor, whether at such Grantor’s premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of Collateral, Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Lender. Lender shall have no obligation to such Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Lender’s remedies (for the benefit of Lender), with respect to such appointment without prior notice or hearing as to such appointment. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations in any order it reasonably determines, and only after so paying over such net proceeds, and after the payment by Lender of any other amount required by any provision of Law, need Lender account for the surplus, if any, to such Grantor. To the maximum extent permitted by applicable Law, such Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. Such

Grantor agrees that ten (10) days prior notice by Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Such Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees and other expenses incurred by Lender to collect such deficiency.

(b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

(c) To the extent that applicable law imposes duties on Lender to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Lender (i) to fail to incur expenses reasonably deemed significant by Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental (other than from the Gaming Authorities) or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Lender against risks of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral. Such Grantor acknowledges that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by Lender would not be commercially unreasonable in Lender’s exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7(c).

Without limitation upon the foregoing, nothing contained in this Section 7(c) shall be construed to grant any rights to such Grantor or to impose any duties on Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).

(d) Lender shall not be required to make any demand upon, or pursue or exhaust any of its rights or remedies against, either Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Lender shall not be required to marshal the Purchaser Collateral, Holdings Collateral or any guarantee of the Obligations or to resort to the Purchaser Collateral, Holdings Collateral or any such guarantee in any particular order, and all of its rights hereunder or under any other Transaction Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Lender to exercise rights and remedies under Section 7 (including, without limiting the terms of Section 7, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral), at such time as Lender shall be lawfully entitled to exercise such rights and remedies, Purchaser hereby grants to Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Purchaser) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by Purchaser, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

9. LIMITATION ON LENDER’S DUTY IN RESPECT OF COLLATERAL. Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against either Grantor for liquidation or reorganization, should either Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of either Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Master Agreement.

12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Master Agreement and the other Transaction Documents which, taken together, set forth the complete understanding and agreement of Lender and Grantors with respect to the matters referred to herein and therein.

13. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Grantors.

14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10, this Security Agreement shall terminate on the Termination Date.

16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of such Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Lender hereunder. Such Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

17. COUNTERPARTS. This Security Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE TRANSACTION DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SUCH GRANTOR AND LENDER PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS; PROVIDED, HOWEVER, THAT LENDER AND SUCH GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE

COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY; PROVIDED FURTHER, HOWEVER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SUCH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH IN THE MASTER AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER AND EITHER GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

23. BENEFIT OF LENDER. All Liens granted or contemplated hereby shall be for the benefit of Lender, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Secured Obligations.

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

RESORTS REAL ESTATE HOLDINGS, INC.

By:	/s/ NICHOLAS L. RIBIS

Name: Nicholas L. Ribis
Title: Vice President

COLONY RIH HOLDINGS, INC.

By:	/s/ NICHOLAS L. RIBIS

Name: Nicholas L. Ribis
Title: Vice Chairman and Executive Vice President

KERZNER INTERNATIONAL NORTH AMERICA, INC., as Lender

By:	/s/ WILLIAM C. MURTHA

Name: William C. Murtha
Title: Senior Vice President

SCHEDULE I

to

SECURITY AGREEMENT

FILING JURISDICTIONS

Grantor	Filing Jurisdictions
COLONY RIH HOLDINGS, INC.	DELAWARE
RESORTS REAL ESTATE HOLDINGS, INC.	NEW JERSEY

SCHEDULE II

to

SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL

AND RECORDS CONCERNING COLLATERAL

COLONY RIH HOLDINGS, INC.

I. Grantor’s official name: Colony RIH Holdings, Inc.

II. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): corporation

III. Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: EIN: 95-4849060

IV. State of Incorporation or Organization: Delaware

V. Chief Executive Office and principal place of business: 1133 Boardwalk, Atlantic City, NJ 08401

VI. Corporate Offices: same as V.

VII. Warehouses: N/A

VIII. Other Premises at which Collateral is Stored or Located: N/A

IX. Locations of Records Concerning Collateral: N/A

RESORTS REAL ESTATE HOLDINGS, INC.

I. Grantor’s official name: Resorts Real Estate Holdings, Inc.

II. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): corporation

III. Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: EIN: 20-0047069

IV. State of Incorporation or Organization: New Jersey

V. Chief Executive Office and principal place of business: 1133 Boardwalk, Atlantic City, NJ 08401

VI. Corporate Offices: same as V.

VII. Warehouses: N/A

VIII. Other Premises at which Collateral is Stored or Located: N/A

IX. Locations of Records Concerning Collateral: N/A

2

EXHIBIT A

POWER OF ATTORNEY

This Power of Attorney is executed and delivered by                                         , a                      corporation (“Grantor”) to Kerzner International North America, Inc., a Delaware corporation (hereinafter referred to as “Attorney”), as Lender under the Security Agreement dated as of March 18, 2004 (the “Security Agreement”). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required (including in respect of clauses (d) and (e) in the next succeeding paragraph) to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney’s written consent.

Grantor hereby irrevocably constitutes and appoints Attorney (and all officers or employees designated by Attorney), with full power of substitution, as Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Security Agreement and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor (other than in connection with a change of address as specified in clause (a) below) as to which Attorney shall use commercially reasonable efforts to give Grantor concurrent notice thereof provided that failure to do so will not affect Attorney’s rights hereunder, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor’s property; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney’s request, the following reports: (i) a reconciliation of all accounts, (ii) an aging of all accounts, (iii) trial balances, (iv) test verifications of such accounts as Attorney may request, and (v) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Grantor in and under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without Grantor’s signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in Grantor’s name such financing statements and amendments thereto and continuation statements which may require the Grantor’s signature; and (i) execute, in connection with any sale provided for in the Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney’s option and Grantor’s expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor’s property or assets and Attorney’s Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor this      day of                     , 2004.

By:

Name:
Title:

NOTARY PUBLIC CERTIFICATE

On this      day of                     , 2004, [officer’s name] who is personally known to me appeared before me in his/her capacity as the [title] of                                      (“Grantor”) and executed on behalf of Grantor the Power of Attorney in favor of KERZNER INTERNATIONAL NORTH AMERICA, INC. to which this Certificate is attached.

Notary Public